                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn,
W. Crosby Roper, Jr. and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for Sun Life Assurance Company of Canada (U.S.) and its separate accounts and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


       /s/ John D. McNeil                           August 16, 1982
       ------------------------------            ----------------------
           John D. McNeil                                  Date

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that Robert P. Vrolyk, whose signature appears below, constitutes and appoints Margaret Sears Mead, Bonnie
S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign an initial Registration Statement for Sun Life of Canada (U.S.) Variable Account F, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                 /s/ Robert P. Vrolyk
                                 ---------------------
                                 Robert P. Vrolyk

October 9, 1997

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for Sun Life Assurance Company of Canada (U.S.) and its separate accounts and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                           /s/ Richard B. Bailey
                                           ---------------------------
                                               Richard B. Bailey


June 1, 1983
-------------

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that A. Keith Brodkin, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for Sun Life Assurance Company of Canada (U.S.) and its separate accounts and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                           /s/ A. Keith Brodkin
                                           ---------------------------
                                               A. Keith Brodkin

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for Sun Life Assurance Company of Canada (U.S.) and its separate accounts and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

July 25, 1986

                                           /s/ M. Colyer Crum
                                           ---------------------------
                                               M. Colyer Crum

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Bonnie S. Angus and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for Sun Life Assurance Company of Canada (U.S.) and its separate accounts and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

October 25, 1988

                                           /s/ David D. Horn
                                           ---------------------------
                                               David D. Horn

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for Sun Life Assurance Company of Canada (U.S.) and its separate accounts and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                           /s/ John S. Lane
                                           ---------------------------
                                               John S. Lane

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for Sun Life Assurance Company of Canada (U.S.) and its separate accounts and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                           /s/ Angus A. MacNaughton
                                           ---------------------------
                                               Angus A. MacNaughton



Date:  November 15, 1985
       -----------------

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that S. Caesar Raboy, whose signature appears below, constitutes and appoints Margaret Sears Mead, Bonnie
S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign an initial Registration Statement for Sun Life of Canada (U.S.) Variable Account F, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                           /s/ S. Caesar Raboy
                                           ---------------------------
                                               S. Caesar Raboy



Date:  October 10, 1997
       -----------------